HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, James F. Perna, the undersigned Director and Chairman of the Board of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and substitution for her, for me and on my behalf and in my name, place and stead, and in my capacity as Director and Chairman of the Board of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (33-35788) and the Investment Company Act of 1940 (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  June 6, 2017

/s/ James F. Perna
James F. Perna
Director and Chairman of the Board

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Anthony M. Marinello, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and substitution for her, for me and on my behalf and in my name, place and stead, and in my capacity as Director of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (33-35788) and the Investment Company Act of 1940 (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  June 6, 2017

/s/ Anthony M. Marinello
Anthony M. Marinello
Director

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Douglas W. Johnson, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and substitution for her, for me and on my behalf and in my name, place and stead, and in my capacity as Director of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (33-35788) and the Investment Company Act of 1940 (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  June 6, 2017

/s/ Douglas W. Johnson
Douglas W. Johnson
Director

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203

POWER OF ATTORNEY

  I, Sheldon C. Peterson, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and substitution for her, for me and on my behalf and in my name, place and stead, and in my capacity as Director of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (33-35788) and the Investment Company Act of 1940 (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  June 6, 2017

/s/ Sheldon C. Peterson
Sheldon C. Peterson
Director

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203

POWER OF ATTORNEY

I, Kenneth Meyer, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and substitution for her, for me and on my behalf and in my name, place and stead, and in my capacity as Director of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (33-35788) and the Investment Company Act of 1940 (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  June 6, 2017

/s/ Kenneth Meyer
Kenneth Meyer
Director

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Mark Rose, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and substitution for her, for me and on my behalf and in my name, place and stead, and in my capacity as Director of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (33-35788) and the Investment Company Act of 1940 (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  June 6, 2017

/s/ Mark Rose
Mark Rose
Director

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Peter J. Tonetti, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and substitution for her, for me and on my behalf and in my name, place and stead, and in my capacity as Director of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (33-35788) and the Investment Company Act of 1940 (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  June 6, 2017

/s/ Peter J. Tonetti
Peter J. Tonetti
Director

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Amy DiMauro, the undersigned Treasurer of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and substitution for her, for me and on my behalf and in my name, place and stead, and in my capacity as Treasurer of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (33-35788) and the Investment Company Act of 1940 (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  June 6, 2017

/s/ Amy DiMauro
Amy DiMauro
Treasurer

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, James D. Matheson, the undersigned Director, President and Chief Executive Officer of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle C. Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and substitution for her, for me and on my behalf and in my name, place and stead, and in my capacity as Director, President and Chief Executive Officer of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (33-35788) and the Investment Company Act of 1940 (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  April 12, 2018

/s/ James D. Matheson
James D. Matheson
Director, President and Chief Executive Officer